CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
CONSOLIDATED STATEMENTS OF CASH FLOWS
Cash and cash equivalents	$ 869,831	$ 1,178,752
Restricted cash - current	560,633	458,334
Restricted cash - non-current	3,818	2,629
Total cash and cash equivalents, and restricted cash shown in the statements of cash flows	$ 1,434,282	$ 1,639,715	$ 1,205,420	$ 940,990